UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2009

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Pursuant to Section 16.1 of the 1999 Long-Term Incentive Plan (as amended and restated March 12, 2009) (the "Plan"), of UDR, Inc. (the "Company"), the Compensation Committee of the Company’s Board of Directors has amended the Plan to delete in their entirety both Section 14.11 of the Plan governing acceleration of awards upon certain events not constituting a change of control, and Section 14.12 of the Plan governing acceleration of awards for any other reason, as well as the reference to Section 14.11 set forth in Section 14.13 of the Plan. These amendments to the Plan are effective May 1, 2009 and do not require the approval of the stockholders of the Company. A copy of the Plan is attached as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2009 (Commission File No. 1-10524), and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 1, 2009	By:	David L. Messenger

Name: David L. Messenger
Title: Senior Vice President and Chief Financial Officer